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                                                                      EXHIBIT 10



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Statement of Additional Information of the WM Diversified Strategies Variable Annuity (filed under Post-Effective Amendment No. 5 under the Securities Act of 1933), which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company, of our report dated March 29, 2004, relating to the financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and our report dated March 12, 2004, relating to the financial statements of Variable Separate Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003. We also consent to the incorporation by reference of these reports into the WM Diversified Strategies Variable Annuity Prospectus (filed under Post-Effective Amendment No. 5 under the Securities Act of 1933), which is incorporated by reference in this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
March 11, 2005